UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 4, 2011

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 4, 2011, the entity owning International Plaza, a 50.1% owned consolidated joint venture (International Plaza) of Taubman Centers, Inc. (the Company), entered into a non-recourse mortgage agreement (Mortgage Agreement) with Metropolitan Life Insurance Company. The Mortgage Agreement has a ten year term and carries a fixed interest rate of 4.85%. The all-in rate on the loan will be approximately 4.89%. Under the Mortgage Agreement, International Plaza will pay interest only until January 2015 and then principal amortization will be based on 30 years.

The proceeds from the $325 million borrowing were used to repay the existing $272.4 million floating rate (LIBOR plus 1.15%) loan, plus interest and other financing expenses, with the remaining net proceeds of $50.3 million distributed among the joint venture partners based upon ownership percentages. The Company’s $25.2 million share of net proceeds was used to pay down its lines of credit.

The foregoing description is qualified in its entirety by (i) the Amended and Restated  Mortgage, Security Agreement and Fixture Filing, a copy of which is attached hereto as Exhibit 4.1, (ii) the Assignment of Leases, a copy of which is attached hereto as Exhibit 4.2, and (iii) the Guaranty Agreement, a copy of which is attached as Exhibit 4.3, all of which are hereby incorporated by reference.

Item 2.03.                      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth in Item 1.01 above is hereby incorporated by reference.

Item 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following Exhibits are filed with this report:

Exhibit	Description

4.1	Amended and Restated Mortgage, Security Agreement and Fixture Filing dated November 4, 2011, by Tampa Westshore Associates Limited Partnership, to Metropolitan Life Insurance Company.

4.2	Assignment of Leases dated November 4, 2011, by Tampa Westshore Associates Limited Partnership, in favor of Metropolitan Life Insurance Company.

4.3	Guaranty Agreement dated November 4, 2011, by The Taubman Realty Group Limited Partnership in favor of Metropolitan Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne
Lisa A. Payne
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Amended and Restated Mortgage, Security Agreement and Fixture Filing dated November 4, 2011, by Tampa Westshore Associates Limited Partnership, to Metropolitan Life Insurance Company.

4.2	Assignment of Leases dated November 4, 2011, by Tampa Westshore Associates Limited Partnership, in favor of Metropolitan Life Insurance Company.

4.3	Guaranty Agreement dated November 4, 2011, by The Taubman Realty Group Limited Partnership in favor of Metropolitan Life Insurance Company.